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                           VAN KAMPEN ENTERPRISE FUND

                    SUPPLEMENT DATED OCTOBER 23, 2000 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 28, 2000
                        AS SUPPLEMENTED ON MAY 25, 2000

    This Prospectus is hereby supplemented as follows:

    (1) The first two paragraphs and the sixth paragraph of the section entitled "PURCHASE OF SHARES -- GENERAL" are hereby deleted in their entirety and replaced with the following:

        This prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

        Initial investments generally must be at least $1,000 for each class of shares offered herein, and subsequent investments must be at least $25 for each class of shares offered herein. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.

        The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of the shareholders' accounts.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE